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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 7, 2000
                        (Date of earliest event reported)


                           MOBILE P.E.T. SYSTEMS, INC.
               (Exact name of Registrant as specified in charter)

            Delaware                   1097181                 11-2787966
 (State or other jurisdiction of   (Commission File           (IRS Employer
         incorporation)                Number)              Identification No.)

                         2240 SHELTER ISLAND DRIVE, #205
                           SAN DIEGO, CALIFORNIA 92106
          (Address of principal executive offices, including zip code)

                                 (619) 226-6738
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     On December 7, 2000, Mobile P.E.T. Systems, Inc., a Delaware company (the "Company"), and York , LLC, a Cayman Islands limited liability company ("York"), executed Amendment Number 1 to Securities Purchase Agreement (the "Amendment"), amending that certain Securities Purchase Agreement, dated as of March 3, 2000, by and between the Company and York. A Prospectus Supplement disclosing the terms of the Amendment was filed by the Company with the Securities and Exchange Commission on January 26, 2001, in accordance with Rule 424(b) and (c), to update the Form SB-2 filed on November 13, 2000. The Amendment is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

            The following exhibits are filed herewith:

            99.1 Amendment Number 1 to Securities Purchase Agreement,
                 executed December 7, 2000.
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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

                                    MOBILE P.E.T. SYSTEMS, INC.


                                    By: /s/ PAUL J. CROWE
                                        ----------------------------
                                        Paul J. Crowe
                                        President and C.E.O.

Dated: January 29, 2001
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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------
   99.1              Amendment Number 1 to Securities Purchase Agreement,
                     executed December 7, 2000.